SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2004


                            BASIC EMPIRE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


                0-49608                                75-2955368
        (Commission File Number)         (I.R.S. Employer Identification Number)

   211 West Wall Street, Midland, TX                   79701-4556
(Address of Principal Executive Offices)               (Zip Code)


                                 (432) 682-1761
              (Registrant's Telephone Number, Including Area Code)



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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K


Item 5.  Other Events.
         ------------

Basic Empire Corporation (the "Company") on May 25, 2004 effected a one-for-5.6 reverse split of the Company's common stock, par value $.10 per share. The Company also decreased the par value of its common stock from $.10 per share to $.001 per share. In order to effect the reverse split and the decrease in par value, the Company filed an Amendment and Restatement of Articles of Incorporation with the Secretary of State of the State of Nevada on April 12, 2004.

As a result of the reverse split, the Company's trading symbol on the Nasdaq Electronic Bulletin Board has been changed from BSIE to BSEC.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

3.1      Amendment and Restatement of Articles of Incorporation *
3.2      Amended and Restated Bylaws *

*Filed herewith




























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BASIC EMPIRE CORPORATION


                                                   By: /s/ Glenn A. Little
                                                      --------------------------
                                                      Glenn A. Little, President
Date:  May 25 , 2004